Exhibit 23

            CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (No. 333-61916, 333-61672, 333-17011, 333-16635, and
033-60607) of Community Bank System, Inc. of our report dated May 28, 2004 relating to the financial statements of the Community Bank System, Inc. 401(k) Employee Stock Ownership Plan which appears in this Form 11-K.

/s/ PricewaterhouseCoopers LLP

Syracuse, New York
June 23, 2004


                                       10